UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2005
Brigham Exploration Company
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-22433 (Commission File Number)	75-2692967 (IRS Employer Identification No.)
6300 Bridgepoint Parkway
Building Two, Suite 500
Austin, Texas 78730
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (512) 427-3300

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure
     Registrant is furnishing its press release dated November 9, 2005, which announces an intended sale of common stock. The text of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibit 99.1 Press release dated November 9, 2005.
     On November 9, 2005, Brigham Exploration Company, a Delaware corporation (the “Company”), issued a press release announcing that the Company intends to offer 8,500,000 shares of common stock to the public under its shelf registration statement declared effective by the Securities and Exchange Commission on June 30, 2004. The underwriters will be granted an option to purchase an additional 1,275,000 shares of Brigham’s common stock, to cover over-allotments, if any. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
     The Company intends to use the net proceeds from the offering to repurchase, concurrently with the closing of the offering, 6,000,000 shares of common stock from certain funds managed by affiliates of Credit Suisse First Boston (USA), Inc. that form part of Credit Suisse First Boston’s Alternative Capital Division at a price equal to the net proceeds per share that the Company will receive from the offering, before expenses. The remainder of the net proceeds will be used to repay outstanding indebtedness under its senior credit facility. Brigham will use the net proceeds from any exercise of the underwriters’ over-allotment option to repurchase additional common stock from the same funds referenced above at the same price per share. Upon completion of the offering and repurchase, the funds referenced above will beneficially own approximately 16.9% of Brigham’s common stock, assuming no exercise of the underwriters’ over-allotment option.
     The press release and the above information are being furnished under Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHAM EXPLORATION COMPANY

Date: November 9, 2005
	By:	/s/ Eugene B. Shepherd, Jr.

Eugene B. Shepherd, Jr.

Executive Vice President &
Chief Financial Officer

INDEX TO EXHIBITS

Item Number	Exhibit

99.1*	Press Release dated November 9, 2005